UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2023
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (716) 676-6461
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2023, COMPASS Pathways plc (the "Company") and its co-founder and Chief Innovation Officer, Dr Ekaterina Malievskaia, mutually agreed that Dr. Malievskaia will step down from her executive role and that her employment agreement will terminate effective June 16, 2023 without the need for notice or payment in lieu of notice.

Dr. Malievskaia will continue to serve as a member of the Company's Board of Directors. She will transition from an executive director to a non-executive director and will continue to be designated as a Class I director, with a term expiring at the Company’s 2024 annual meeting of shareholders and until her successor is duly elected and qualified, or, if sooner, until her earlier death, resignation or removal. She will also continue to serve on the Innovation and Research Committee of the Board of Directors. Upon transition to a non-executive director position following termination of her employment, Dr. Malievskaia will be compensated pursuant to the Company's Directors' Remuneration Policy for Non-Executive Directors, as amended, which provides for, among other things, (i) an annual cash retainer of $40,000 for each non-executive director (other than the board chair), (ii) an additional annual cash retainer of $6,000 for each member of the Innovation and Research Committee (other than the committee chair), and (iii) annual equity awards of 26,000 options for each non-executive director (other than the board chair).

Item 7.01	Regulation FD Disclosure.

On May 31, 2023, the Company issued a press release relating to the matters described above. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued by COMPASS Pathways plc on May 31, 2023
104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: May 31, 2023	By:	/s/ Matthew Owens
Matthew Owens
Chief Legal Officer and General Counsel